© 2010 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
May 10, 2010
Earnings Webcast & Conference Call
Third Quarter Fiscal Year 2010
Broadridge Financial Solutions, Inc.
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, such as our fiscal year 2010 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our
Annual Report on Form 10-K for the fiscal year ended June 30, 2009 (the “2009 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2009 Annual Report.  These risks include: the success of
Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of
Broadridge’s products and services; changes in laws affecting the investor communication services provided by
Broadridge; changes in laws regulating registered securities clearing firms and broker-dealers; declines in trading volume, market prices, or the liquidity of the securities markets; any material breach of Broadridge security affecting its clients’
customer information; the failure of our outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems; Broadridge’s failure to keep pace with changes in technology and demands of its clients; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; and overall market and economic conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks and Key Topics Rich Daly, CEO
Third Quarter 2010 Results and Dan Sheldon, CFO
Full Year Guidance Summary
Summary and Closing Comments Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Rick Rodick, VP Investor Relations
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Executive summary Financial results for the third quarter of fiscal year 2010 A review of closed sales performance Business update

Opening Remarks – Key Topics
Executive Summary:
Business execution remains strong
•
Year-to-date record closed sales were 41% higher than last year and client revenue retention rates were at 98%
•
We continue to grow in all of our markets during this down cycle
•
We were recently upgraded by Moody’s
We are executing on our strategies
•
Signed business alliance and data center outsourcing agreements with IBM
•
The Penson transaction is proceeding as planned
•
Entered the registered equity transfer agency market with the acquisition of
StockTrans
•
The Morgan Stanley Smith Barney (MSSB) transaction is progressing nicely
•
High level of associate engagement and productivity recognized by being named #1
“Best Large Company to Work For in New York State”
Key recurring revenues have not rebounded in FY10
•
Trade volumes, stock record growth and fulfillment continue to run at levels below last year; however, they have improved from the first half of the year
Unprecedented increase in event-driven mutual fund proxy revenues enables us to be within our original earnings per share guidance

Opening Remarks – Key Topics
Third Quarter Fiscal Year 2010 Financial
Results:
Revenues for the quarter were up 6%, slightly below expectations
•
The results were primarily driven by the continued growth in event-driven mutual fund proxy revenues and recurring revenues from the MSSB transaction
•
Key market-driven revenues (trade volumes and stock record growth) have not returned to the levels we anticipated
GAAP earnings per share were down from last year, as expected, primarily due to the dilutive impact of the MSSB transaction and the one-
time state income tax credit received in FY09

Opening Remarks – Key Topics
Sales Performance Overview:
Year-to-date closed sales of $130M increased 41% compared to the same period last year
•
Recurring revenue sales increased 32% year-to-date
•
Event-driven revenue sales increased 60% year-to-date
Closed three significant Securities Processing sales during the quarter totaling approximately $15M in revenue, over 50% of which was an outsourcing sale
Sales pipeline continues to have very good momentum and contains large opportunities for both segments
Full year closed sales FY10 guidance of $185-205M remains
unchanged

Business Update
Investor Communication Solutions:
Equity Proxy
•
Approximately 25% of the business
•
Stock record growth down 1%
•
Client retention and service levels remain very strong
•
Notice & Access penetration increased to approximately 52%
•
Global proxy activity is up
•
Registered clients increased to approximately 1,600
Entered into the registered equity transfer agency business by acquiring
StockTrans
•
We will create a new transformative model
•
The model will leverage street processing efficiency and both Broadridge segments
Continue to make progress on our mutual fund data aggregation strategy
We believe proposed regulatory reform affecting proxy can be implemented due to the strengths and flexibility of the Broadridge data hub

Business Update
Securities Processing & Outsourcing Solutions:
Retention rates are high.  No new large concessions
Closed three significant sales during the quarter to foreign-
based multi-national companies totaling approximately $15M
•
Three diverse sales, the largest of which was an outsourcing sale
Increased sales pipeline in SPS because of the number of firms considering becoming primary dealers
Improving margins
•
The majority of the economic benefit related to the IBM alliance will occur in Securities Processing

Business Update
IBM Agreements:
Key strategic decision that positions Broadridge with the industry leader
Business Alliance Agreement
•
The IBM/Broadridge business alliance is structured to deliver a comprehensive portfolio of technology-based solutions and services to the financial services industry
•
The alliance’s go-to-market joint strategy is a technology lift (IBM) and application shift (Broadridge) strategy
•
The combined solution suite will enable firms to outsource more of their non-core technology and operation functions to IBM and Broadridge
Outsourcing Broadridge’s Data Center
•
IBM is the recognized global leader in IT outsourcing services
•
Broadridge will be aligned with a technology provider who offers recognized market leading data center services
•
IBM data centers meet all of the highest standards of reliability, availability, security and scalability as specified for Tier IV data center architecture
•
It is anticipated to save Broadridge approximately $25M annually when fully implemented in FY13, subsequent to approximately $25M of one-time total transition costs to be incurred over FY11 and FY12

Key Highlights:
Q3 $491M/YTD $1,459M - Revenue
Q3 revenues were up 6% all coming from ICS as SPS still down due to planned client losses and concessions
YTD revenues up 8% all coming from ICS
Q3 10%/YTD 11% EBIT Margin (non-GAAP)
Q3 down 2pts from last year due mainly to
planned SPS revenue fall off
and
on-boarding of new sales, including MSSB statement business in ICS. Also increased some short-term investment spend in ICS
YTD down slightly from last year due to ICS event-driven revenue in Q2 of this year and planned revenue fall off in SPS
Q3 $0.22/YTD $0.72 - Diluted EPS (non-GAAP)
Q3 down from last year due to pre-tax margins partially offset by fewer shares outstanding
YTD up from last year due to higher earnings and fewer shares outstanding
Broadridge Results From Continuing Operations – Q3 & YTD FY 2010
Note: See Appendix for Non-GAAP to GAAP reconciliation

Revenue Drivers- Historical and FY10 (Continuing Operations)
Sales
– large deals in the SPS space take 12-24 months to convert.  The contributions to revenue are fairly well known months/yrs in advance so usually no surprises with ranges given for revenue but sales ranges may be subject to more
“lumpiness” even within/between years (See Appendix page 26 for detailed Closed Sales to Revenue Contribution Slide)
Client Losses (Retention)
– any large loss has historically been known in advance and hasn’t created a surprise in any year’s forecast we’ve given.  We’ve not been made aware of any large potential losses to date
Internal Growth
– expected the 1
st
half of the fiscal year to be down year-over-year, but did expect uptick to some degree in 2 half and this has not occurred
Event-Driven
– MF Proxy is driving the growth here as other Event-Driven is down year-over-year and also has not picked up in 2 half of this fiscal year
Distribution
– growth primarily related to MF Proxy activity offset by Notice & Access
Acquisitions/FX/Other
– Penson contribution to revenue lower this year than anticipated due to timing of closing. FX has been a positive this year given the US dollar has been near par with the Canadian dollar
Historical (FY05-FY09) Actual Forecast
& FY10 Forecast
CAGR
YTD FY10 FY10
6% Total Revenue Growth 8% 7%
4%
Sales (Recurring)
4% 4%
-2% Client Losses -2% -2%
2% Net New Business 2% 2%
3% Internal Growth
(a)
-2% -2% to -1%
1%
Event-Driven
(b)
5% 4% to 3%
0% Distribution 2% 1%
0% Acq/FX/Other 1% 2%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record
Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment
nd
nd

Segment Results – Investor Communication Solutions
Key Highlights:
Revenues:
Q3, YTD, and Full Year range driven by unprecedented event-driven mutual fund (MF) proxy, gains from Net New Business (sales less losses)
primarily MSSB, and Access Data
Throughout this extended economic cycle, our client revenue retention rates remain very high. Internal growth generally lags behind market recovery, but expected to return to historical levels.  Equity stock record growth expected to be at -1% for year as we’ve seen improvement from
1st
half
Margins:
Q3 decline driven by fee mix including the previously disclosed dilutive impact of MSSB and increased investments as we respond to market opportunities. YTD up primarily due to MF proxy activity in Q2
Full Year Guidance:
Both revenue and margins are down for the low and high end of the ranges from last quarter due to equity stock record growth still being down,
no signs of recovery to date for proxy contests/specials or fulfillment and MF proxy activity not as robust in 2    half as anticipated
3Q10 3Q09 3Q10 YTD 3Q09 YTD FY09
Actual Actual Actual Actual Actual Low High
Revenues $357 $335 $1,060 $944 $1,531 $1,671 $1,688
Growth Rate 7% -2% 12% 0% -3% 9% 10%
Fee Revenues $182 $161 $548 $453 $774 $890 $897
Growth Rate 13% 3% 21% 2% 1% 15% 16%
Recurring (RC) 11% 5% 8% 7% 5% 8% 9%
Event-driven (ED) 16% -2% 45% -7% -8% 33% 35%
Distribution Revenues $175 $173 $512 $491 $757 $781 $791
Growth Rate 1% -7% 4% -2% -6% 3% 5%
Margin $ $28 $33 $102 $76 $249 $279 $285
Margin 7.9% 9.9% 9.7% 8.1% 16.3% 16.7% 16.9%
Margin (bps) Change 200 bps 50 bps 160 bps 140 bps 10 bps 40 bps 60 bps
FY10 Range
($ in millions)
nd

13 13
Business Results – Securities Processing Solutions
Key Highlights:
Revenues:
Q3 and YTD revenue declines driven by previously disclosed carry-over impact of client losses and price concessions and lower trade volumes in both
Equities and Fixed Income
Continued delay in timing of expected Bank of America (BoA) client loss provided benefits to both Q3 and YTD
Q3 trade volumes slightly up from Q2 for Equities and Fixed Income
Non-trade revenues such as Time & Materials (T&M) while down, continue to be better than expected
Margins:
Margin improved 100 bps from Q2 due to year-end processing. Decline from prior year of 500 bps impacted by BoA client loss and price concessions, partially offset by Net New Business at 60%+ incremental margin
Full year guidance:
Ranges are all dependent on trade volumes such as retail volumes in equities and mortgage volumes in fixed income
3Q10 3Q09 3Q10 YTD 3Q09 YTD FY09
Actual Actual Actual Actual Actual Low High
Revenues $127 $130 $379 $403 $534 $503 $507
Growth Rate
-2% 1% -6% 6% 4% -6% -5%
Trade $69 $72 $213 $236 $311 $283 $286
Growth Rate -4% -7% -10% 2% 0% -9% -8%
Non-trade $58 $58 $166 $167 $223 $220 $221
Growth Rate 0% 14% 0% 12% 10% -1% -1%
Margin $ $27 $34 $81 $112 $143 $102 $107
Margin % 21.2% 26.2% 21.3% 27.7% 26.7% 20.3% 21.1%
Margin (bps) Changes 500 bps 170 bps 640 bps 110 bps Flat 640bps 560bps
($ in millions)
FY10 Range

Business Results – Outsourcing Solutions (Continuing Operations)
Key Highlights:
FY10:
Q3 and YTD revenues and pre-tax loss virtually flat year over year
Full year revenues expected to increase by $2-3M due to Phase 1 Penson conversion expected to start after closing at the end of Q4 of FY10
YTD pre-tax loss of $(7)M plus Q4 run-rate of $(8)M in Q4 from Penson transaction brings FY10 total of $(15)M; change in Q4 run-rate after transaction closing due to $50M in annualized expenses coming back into results that were classified as
“Discontinued Operations” prior to closing of the Penson transaction
Q4 annual “Run-rate” is equal to existing outsourcing revenues of $25M plus Phase 1 Penson of $30M (down from $40M due primarily to loss of Neuberger contract)
Phase 2 Penson Implementation:
Expect Penson to fully convert their business to SPS Outsourcing platform during the Q4 of FY11 (additional $25-35M in annual revenues resulting in contributions to operating margins)
3Q10 3Q09 3Q10 YTD 3Q09 YTD FY09 FY10 Range 4Q10
Actual Actual Actual Actual Actual Low High "Run-rate"
Revenues $6 $6 $18 $19 $25 $28 $26 $14
Growth Rate 0% 34% -6% 36% 31% 11% 4%
Pre-tax Loss -$3 -$2 -$7 -$6 -$9 -$15 -$12 -$8
($ in millions)

Penson Update
Evolution of the Penson Deal
FY09 Actual results to Continuing Operations GAAP FY09 GAAP Continuing Operations to Fully Converted Penson Phases 1 & 2
(1) (2) (3) (4) (5) (6) (7)
Pre-Penson Transaction
-
Discontinued Operations
=
Continuing Operations
+
Penson Phase 1
=
FY10 Proforma + Penson Phase 2 = FY12 Proforma
(FY09 Reported) (FY09 GAAP) (A) (Subtotal) Converting FY11
Q3 or Q4 (B)
Revenue
$100M - = $25M + $30M = $55M + $25M - $35M = $80M-$90M
($75M Clearing Related) $75M Contracts Sold to Penson (Existing Outsourcing)
($25M Existing Outsourcing)
($25M Existing Outsourcing) ($30M Penson Phase #1)
Expense
$110M - $75M Allocated Expenses = $35M $35M
Note:
$25M Expenses eliminated
$50M Remaining expenses
$50M  $50M
to be re-allocated
once Penson live
$35M + $50M = $85M + $5M = $90M
Operating Losses
($10M) - $0M = ($10M) + ($20M) = ($30M) + $20M-$30M = ($10M) -to- ($0M)
(B)
Note: $ amounts have been rounded for illustrative purposes only
(A)
$75M
- Phase 2 is related to outsourcing services to support the existing Penson clients once converted onto the Broadridge processing platform.   As a result, there are less expenses necessary for Penson Phase 2.
- Phase 1 is related to outsourcing services to support the client contracts acquired by Penson from Broadridge. Revenue amount originally expected to be $40M was reduced due primarily to loss of
Neuberger contract.

Segment Results – Other & Foreign Exchange (FX)
Key Highlights:
Other Fees: Primarily related to termination fees
FX: Expectation is that FX impact will not be material for remainder of FY10
Interest – Dependent on changes in LIBOR – Not planning to pay down additional debt during FY10
3Q10 3Q09 3Q10 YTD 3Q 09 YTD FY09 FY10 Range
Actual Actual Actual Actual Actual Low High
Other Fees Revenues $0 $1 $2 $1 $2 $2 $2
Other Fees Margin $0 $1 $2 $1 $2 $2 $2
FX Revenues $1 -$8 -$1 -$11 -$18 $4 $6
FX P&L Margin $1 -$2 $2 -$2 -$4 $0 $4
Other
Interest Expense -$3 -$3 -$8 -$12 -$14 -$11 -$11
Purchase of Senior Notes
(1-time gain)
- - - $8 $8 - -
Corporate Expenses & Investments -$4 -$6 -$12 -$22 -$30 -$20 -$25
FX Transaction Activity $1 $0 $0 $7 $2 - -
($ in millions)

Cash Flow – YTD and FY10 Forecast
Unaudited
(In millions)
Low High
Cash Flow - Continuing Operations
Net earnings from continuing operations (GAAP) 109 $                     220 $             228 $
Depreciation and amortization (includes other LT assets) 43 60 58
Stock-based compensation expense 21 30 28
Other (16) (15) (10)
Subtotal 157 295 304
Working capital changes 21 (5) 8
Long-term assets & liabilities changes 3 - 3
Net cash flow provided by continuing operating activities 181 290 315
Cash Flows From Investing Activities
Capital expenditures & purchased intangibles (29) (55) (45)
Free cash flow (Non-GAAP) 152 $                     235 $             270 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (11) (11) (11)
Freed-up Clearing capital (b)
10 210 240
Long-term debt repayment - - -
Dividends paid (48) (67) (67)
Other 5 5 5
Stock repurchases net of options proceeds (103) (103) (103)
Net change in cash and cash equivalents 5 269 334
Cash and cash equivalents, at the beginning of year 173 173 173
Cash and cash equivalents, at the end of period 178 $                     442 $             507 $
(a) Guidance does not include effect of any future acquisitions, additional debt or share repurchases
(b) Assumes Penson transaction will close in Q4 2010
March 2010
Nine Months Ended FY10 Range
(a)

Broadridge - FY 2010 Continuing Operations Financial Guidance Summary
Revenue growth around 7%
Closed sales forecast for the year remains at $185-205M
Earnings before interest and taxes margin of 15.8-16.2% (Non-GAAP)
Diluted Earnings Per Share:
GAAP EPS (continuing operations) in the range of $1.58-$1.64
Non-GAAP EPS (continuing operations) in the range of $1.52-$1.58, excludes the net benefit of $0.06 for the one-time foreign tax credit
GAAP EPS (including discontinued operations) in the range of $1.36-$1.42
Interest expense of approximately $11M
Effective tax rates of approximately 34.7% (GAAP) and approximately 37.5%
(Non-GAAP) run-rate, excluding one-time foreign tax credit
Free cash flow remains in the range of $235-270M
Diluted weighted-average shares of approximately 139M, which does not include the impact of any future share repurchases
Guidance does not include effect of any future acquisitions or additional debt

Summary
Earnings per share within the range of original guidance
Weaker recurring revenue volumes due to the weak market conditions impacting our business
Record event-driven revenues offset weaker recurring revenue volumes
Strong future given our consistent ability to execute
Strong client revenue retention of 98%!
Record service levels directly tied to being named #1 “Best Large Company to
Work For in New York State”
Record closed sales directly related to record service levels
Strategic tuck-ins to enhance market opportunities and revenue growth
Strong cash flow with commitment to creating shareholder value
Expect to seek Board approval for additional stock repurchases at the time of
Penson closing to offset sale dilution

Summary (continued)
New communications growth opportunities in mutual funds and transfer agency businesses
Unique ability to leverage “street” processing leadership
Expect securities processing outsourcing annual revenue will be about $100 million when Penson is fully converted
IBM agreements create market and margin opportunities
Well positioned for when our markets return

21 Q&A There are no slides during this portion of the presentation

22 Closing Comments There are no slides during this portion of the presentation

23 Appendix Appendix

Broadridge 3Q and YTD 2010 from Continuing Operations
Revenue
($ in millions)
EBIT Revenue
($ in millions)
EBIT
FY09 FY10 FY09 FY10 FY09 FY10 FY09 FY10
Q3 Q3 Q3 Q3 Q3 YTD Q3 YTD Q3 YTD Q3 YTD
$335 $357 ICS $33 $28 $944 $1,060 ICS $76 $102
-2% 7% Growth %  /  Margin %  9.9% 7.9% 0% 12% Growth %  /  Margin %   8.1% 9.7%
$136 $134 SPS $32 $25 $422 $398 SPS $105 $74
2% -2%
Growth %  /  Margin %
23.5% 18.3% 7% -6%
Growth %  /  Margin %
25.0% 18.5%
$471 $490 Total Segments $65 $52 $1,366 $1,457 Total Segments $182 $176
- 4% Growth %  /  Margin %  13.8% 10.7% - 7% Growth %  /  Margin %  13.3% 12.1%
$1 $0 Other ($5) ($3) $1 $2 Other ($21) ($10)
($8) $1
FX
* ($2) $2 ($11) ($1)
FX
* $5 $2
$464 $491 Total Broadridge $58 $51 $1,357 $1,459 Total Broadridge $166 $167
- 6% Growth %  /  Margin %  12.5% 10.4% - 8% Growth %  /  Margin %  12.2% 11.5%
Interest & Other ($3) ($3) Interest & Other
(c)
($3) ($8)
Total EBT $55 $48 Total EBT $162 $159
Margin % 11.8% 9.9% Margin % 12.0% 10.9%
Income Taxes ($13) ($18) Income Taxes ($55) ($51)
Tax Rate
(a)
24.4% 36.3%
Tax Rate
(d)
33.9% 31.7%
Total Net Earnings $41 $31 Total Net Earnings $107 $109
Margin % 8.9% 6.3% Margin % 7.9% 7.5%
Diluted Shares 141 139 Diluted Shares 142 140
Diluted EPS (GAAP) $0.29 $0.22 Diluted EPS (GAAP) $0.76 $0.78
Diluted EPS Before 1-Times (Non-GAAP)
(b)
$0.26 $0.22 Diluted EPS Before 1-Times (Non-GAAP)
(e)
$0.69 $0.72

* Includes impact of FX P&L Margin and FX Transaction Activity
(a) FY09 Q3 Tax Rate of 24.4% is attributable to the retroactive portion of the approved certification for a state tax credit program of $6M. The $6M is comprised of $4 million for fiscal year 2008 & $2M for the six months ended December 31, 2008.
(b) FY09 Q3 Diluted EPS Before 1-Times (Non-GAAP) excludes the FY08 portion of the approved certification for a state tax credit program (gain reflected in Income
     Taxes) $0.03 impact to EPS.
(c) FY09 Interest & Other reflects the effect of the one-time gain from the purchase of the 6.125% Senior Notes of approximately $8M.
(d) FY09 Q3 YTD Tax Rate of 33.9% is attributable to the FY08 portion of the approved certification for a state tax credit program of $4M. Excluding the one-time tax credit the FY09 Q3 YTD tax rate would be 36.4%.
     FY10 Q3 YTD Tax Rate of 31.7% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M. Excluding the year-to-date benefit the FY10 Q3 YTD tax rate would be 36.7%.
(e) FY09 Q3 YTD Diluted EPS Before 1-Times (Non-GAAP) excludes the approximately $8M gain on purchase of $125M of Senior Notes (gain reflected in Interest & Other); $0.04 impact to EPS and  the fiscal year 2008 portion of the approved certification for a state tax credit program (gain reflected in Income Taxes); $0.03 impact to EPS.
     FY10 Q3 YTD Diluted EPS Before 1-Times (Non-GAAP) excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately
     $8M (gain reflected in Income Taxes); $0.06 impact to EPS.

Broadridge FY10 Guidance from Continuing Operations
Revenue
($ in millions)
EBIT
FY09 FY10 Range FY09 FY10 Range
Actual Low High Actual Low High
$1,531 $1,671 $1,688
ICS
$249 $279 $285
-3% 9% 10%
Growth %  /  Margin %
16.3% 16.7% 16.9%
$559 $531 $533 SPS $134 $87 $94
5% -5% -5% Growth %  /  Margin %  23.9% 16.4% 17.7%
$2,090 $2,202 $2,222 Total Segments $383 $366 $379
-1% 5% 6% Growth %  /  Margin %  18.3% 16.6% 17.1%
$1 $2 $2 Other ($29) ($18) ($23)
($18) $4 $6
FX
*
($2) ($0) $4
$2,073 $2,208 $2,230 Total Broadridge $352 $348 $361
-3% 7% 7% Growth %  /  Margin %  17.0% 15.8% 16.2%
Interest & Other (a) ($6) ($11) ($11)
Closed Sales Total EBT $346 $337 $350
FY10 Range
Margin % 16.7% 15.3% 15.7%
Segments Low High
ICS $125 $135
Income Taxes ($123) ($116) ($122)
SPS $60 $70
Tax Rate (b)
35.5% 34.6% 34.7%
Total $185 $205
Total Net Earnings $223 $220 $228
Margin % 10.8% 10.0% 10.3%
Diluted Shares 142 139 139
Diluted EPS (GAAP) $1.58 $1.58 $1.64
Diluted EPS Before 1-Times (Non-GAAP) (c) $1.51 $1.52 $1.58
*Includes impact of FX P&L Margin and FX Transaction Activity
(a) FY09 Actual Interest & Other reflects the effect of the one-time gain from the purchase of the 6.125% Senior Notes of approximately $8M.
(b) FY09 Actual Tax Rate of 35.5% is attributable to the FY08 portion of the approved certification for a state tax credit program of $4M. Excluding the one-time tax credit the FY09 Full Year tax rate would be 36.7%.
FY10 Low & High Ranges Tax Rates of 34.6% & 34.7% respectively is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
Excluding the year-to-date tax benefit the FY10 Low & High Tax Rate would be 36.7%
(c) FY09 Actual Diluted EPS Before 1-Times (Non-GAAP) excludes the approximately $8M gain on purchase of $125M of Senior Notes (gain reflected in
     Interest & Other); $0.04 impact to EPS and the FY08 portion of the approved certification for a state tax credit program (gain reflected in Income
     Taxes); $0.03 impact to EPS.
FY10 Low & High Ranges Diluted EPS Before 1-Times (Non-GAAP) of $1.52 & $1.58 respectively excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes); $0.06 impact to EPS.

Closed Sales to Revenue Contribution
FY09 FY10 FY09 FY10 FY11 FY12
($ millions) Actual Forecast Actual Forecast Forecast Forecast
Total Revenues 2,073 2,208-2,230
$ Growth 135-157
% Growth 7%
Total Closed Sales 140 60 60 20
% Contribution to FY09 Total Revenues 3% 3% 1%
185-205 75-80 50-70 60-55
% Contribution to FY09 Total Revenues 4% 3% 3%
Recurring (RC)
(a)
95 25 50 20
135-150 30 45-65 60-55
RC Sub-total 25 80 65-85 60-55
% Contribution to FY09 Total Revenues 1% 4% 4% 3%
Event-Driven (ED)
(b)
45 35 10
50-55 45-50 5
ED Sub-total 35 55-60 5
% Contribution to FY09 Total Revenues 2% 3% 0%
(a) "Sales" revenue is comprised of contribution from all RC sales
(b) "Event-Driven" revenue is comprised of contribution from ED sales coupled with ED existing client growth
Note : Amounts are rounded for illustrative purposes only
Closed Sales Breakdown Revenue Contribution Breakdown
Revenue Contribution Closed Sales

27 27
Segment Results – Securities Processing Solutions with Outsourcing
3Q10 3Q09 3Q10 YTD 3Q09 YTD FY09
Actual Actual Actual Actual Actual Low High
Revenues $134 $136 $398 $422 $559 $531 $533
Growth Rate
-2% 2% -6% 7% 5% -5% -5%
Trade $69 $72 $213 $236 $311 $283 $286
Growth Rate -4% -7% -10% 2% 0% -9% -8%
Non-trade $58 $58 $166 $167 $223 $220 $221
Growth Rate 0% 14% 0% 12% 10% -1% -1%
Outsourcing $6 $6 $18 $19 $25 $28 $26
Growth Rate 0% 34% -6% 36% 31% 11% 4%
Margin $ $25 $32 $74 $105 $134 $87 $94
Margin % 18.3% 23.5% 18.5% 25.0% 23.9% 16.4% 17.7%
Margin (bps) Changes 520 bps 650 bps 10bps 750bps 620bps
($ in millions)
FY10 Range

Reconciliation of Non-GAAP to GAAP Measures
Free Cash Flow Reconciliation
(In millions) Low High
Net earnings from continuing operations (GAAP) 109 $                     220 $              228 $
Depreciation and amortization (includes other LT assets) 43                          60                   58
Stock-based compensation expense 21                          30                   28
Other (16)                         (15)                  (10)
Subtotal 157                        295                 304
Working capital changes 21                          (5)                     8
Long-term assets & liabilities changes 3                            -                  3
Net cash flow provided by continuing operating activities 181                        290                 315
Cash Flows From Investing Activities
Capital expenditures & purchased intangibles (29)                         (55)                  (45)
Free cash flow (Non-GAAP) 152 $                     235 $              270 $
Nine Months Ended
FY10 Range
March 2010
EBIT Reconciliation 3Q09 3Q10 YTD09 YTD10 FY09 FY10 Range
($ in millions)
Actual Actual Actual Actual Actual Low High
EBIT (Non-GAAP)* $58 $51 $166 $167 $352 $348 $361
Margin %
12.5% 10.4% 12.2% 11.5% 17.0% 15.8% 16.2%
Interest & Other ($3) ($3) ($3) ($8) ($6) ($11) ($11)
Total EBT (GAAP) $55 $48 $162 $159 $346 $337 $350
Margin %
11.8% 9.9% 12.0% 10.9% 16.7% 15.3% 15.7%
EPS Reconciliation Low High
Diluted EPS from continuing operations (GAAP) $0.29 $0.22 $0.76 $0.78 $1.58 $1.58 $1.64
Tax Restructuring** ($0.03) - ($0.07) ($0.06) ($0.07) ($0.06) ($0.06)
Diluted EPS before 1-Times (Non-GAAP) $0.26 $0.22 $0.69 $0.72 $1.51 $1.52 $1.58
*  Includes impact of FX Transaction Activity
** Includes one-time gain on purchase of Senior Notes and one-time state tax credit benefit

Key Financial Tactical Points
Key transactions and financial impact to FY11:
MF Proxy- two large unique jobs which are not expected to repeat in FY11.
This is expected to have approximately $(60)M impact on revenues and
$(35)M on EBIT
Penson transaction is expected to have an incremental $35M impact on revenues and $(15)M on EBIT
Data Center/ Information Technology Outsourcing agreement is expected to have approximately $(5-10)M impact on EBIT (approximately $25M total expense over two years) and is expected to result in approximately $25M annual savings beginning FY13 over the next 10 years.  Cash flow incremental use of $40-50M for software capital expenses in FY11